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[ ]
1 ELECTION OF FIVE      FOR all nominees     WITHHOLD AUTHORITY    * EXCEPTIONS
  DIRECTORS FOR THREE   listed below         to vote for all
  YEAR TERMS EXPIRING                        nominees listed
  IN 2000                                    below.
                        [ ]                  [ ]                        [ ]

Nominees: William W. Griswold, Carl E. Haynes, Robert T. Horn, Jr., Frank T. Rhodes, Thomas R. Salm.
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE EXCEPTIONS BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions:___________________________________________________________________

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Management at present knows of no other business to be presented at the meeting.)

                                                     Change of Address and/or
                                                     Comments Mark Here    [ ]

                             (Name of stockholder should be signed exactly as
                              it appears to the left.)

                        Date_____________________________________________, 1997

                        -------------------------------------------------------
                                              Signature

                        -------------------------------------------------------
                                       Signature if held jointly

                                                   VOTES MUST BE INDICATED

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY      (X) IN BLACK OR BLUE INK. [ ]
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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                          TOMPKINS COUNTY TRUSTCO, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned holder of common stock of TOMPKINS COUNTY TRUSTCO, INC. hereby appoints Dorothy B. Booth, Anton J. Egner and William T. Pritchard and each of them his/her attorneys, agents and proxies to represent the undersigned and to vote and act upon the shares of common stock standing in the name of the undersigned which he/she would be entitled to vote if personally present, as specified below, at the Annual Meeting of Stockholders to be held on Wednesday, April 30, 1997 at 7:30 p.m. or at any adjournment thereof, with full power of substitution and revocation.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE OTHER SIDE OF THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                           (Signature on Reverse side required)

                                                   TOMPKINS COUNTY TRUSTCO INC
                                                   P.O. BOX 11289
                                                   NEW YORK, NY 10203-0289

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                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement         [ ]  Confidential, For Use of
                                              the Commission Only (as
                                              permitted by Rule
                                              14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (s) 240.14a-11(c) or (s) 240.14a-12

                          TOMPKINS COUNTY TRUSTCO, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

[ ]  Fee previously paid with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount previously paid:
        2)  Form, Schedule or Registration Statement No.:
        3)  Filing Party:
        4)  Date Filed:

Notes: